SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 22, 2004
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                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



    Delaware                        333-56365                 13-3725229
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(State or other jurisdiction   (Commission File              (IRS Employer
    of incorporation)              Number)                 Identification No.)



      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
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                                       N/A
                                     -------
         (Former name or former address, if changed since last report):






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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

* 99.1 Press release issued March 22, 2004 entitled "FairPoint Reports Stable Operating Results For the Twelve-Months Ended December 31, 2003."


Item 12. Results of Operations and Financial Condition

     On March 22, 2004, FairPoint Communications, Inc. (the "Company") issued a press release announcing operating results for the three month and twelve month periods ended December 31, 2003, a copy of which is furnished as Exhibit 99.1 to this Current Report.

     The Company has presented its EBITDA and Adjusted Consolidated EBITDA for such periods, which are "non-GAAP" financial measures under Regulation G promulgated by the Securities and Exchange Commission. "EBITDA" means net income
(loss) before income (loss) from discontinued operations, interest expense, income taxes and depreciation and amortization. Adjusted Consolidated EBITDA is EBITDA as adjusted for the items disclosed in the attached exhibit. We believe EBITDA and Adjusted Consolidated EBITDA are useful to investors because they are commonly used in the communications industry to analyze companies on the basis of operating performance and leverage. We believe EBITDA and Adjusted Consolidated EBITDA allow for a standardized comparison between companies in the industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies. EBITDA and Adjusted Consolidated EBITDA are also used in covenants in credit facilities and high yield debt indentures to measure a borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. Covenants in our credit facility and in the indentures governing our senior subordinated notes and senior notes that limit our ability to incur debt are based on EBITDA and Adjusted Consolidated EBITDA. In addition, Adjusted Consolidated EBITDA is one of the primary measures the Company's management uses for its planning and budgeting processes and to monitor and evaluate the Company's financial and operating results. While providing useful information, EBITDA and Adjusted Consolidated EBITDA should not be considered in isolation or as a substitute for consolidated statement of operations and cash flow data prepared in accordance with generally accepted accounting principles.

The information set forth under this "Item 12. Results of Operations and Financial Condition" (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.


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* Filed herewith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FAIRPOINT COMMUNICATIONS, INC.


                                    By:  /s/ Walter E. Leach, Jr.
                                         ---------------------------------------
                                         Name:   Walter E. Leach, Jr.
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer


Date:  March 22, 2004